Date: June 12, 2007 Amount: up To $25,000 (U.S.)
THERMAL TENNIS, INC.
PROMISSORY NOTE
BEARING INTEREST AT 10% PER ANNUM

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO-ACTION” OR INTERPRETIVE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

THERMAL TENNIS, INC., a corporation duly organized and existing under the laws of the state of Nevada (hereafter referred to as the “Company”), for value received, hereby promises to pay to Ascendiant Capital Group, LLC, the registered Holder (“Holder”) up to that amount borrowed by the Company from Holder, upon presentation and surrender of this promissory note (the “Note”) at the offices of the Company, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt, until the principal hereof is paid or made available for payment as herein provided. Holder has agreed to loan a total of up to twenty five thousand dollars ($25,000) to the Company on the terms, conditions and documentation provided in this Note.

This Note is subject to the following further terms and material provisions:

1. Letter of Credit. Holder agrees to loan the Company up to twenty five thousand dollars ($25,000) at any time within one year of the date of this Note upon request of the Company. All sums loaned to the Company shall be on the same terms and conditions of this Note and be covered by this Note. The funds to be loaned to the Company are to cover ongoing expenses and payables of the Company. The Holder reserves the right to only loan funds to the Company on expenses and payables which the Holder has approved. Prior to borrowing funds from the Holder, the company agrees to first submit to Holder the use of the funds to be borrowed. The Holder will then have the absolute right to loan the funds to the Company or solely at Holder’s option to not provide the additional funds.

2. Term and Interest. The date of maturity of the Note shall be one tear from the date of issuance, subject to prepayment as set forth in paragraph 3 hereof. The Note shall bear simple interest at the rate of ten percent (10.0%) per annum. The principal on the Note is payable on the maturity date, subject to prepayment as set forth in paragraph 3 hereof, and will be paid at the office of the Company, maintained for such purposes, to the Holder of the Note on the books and records of the Company. Accrued interest on the Note will be payable annually, on the anniversary date of the Note, and will be paid at the office of the Company, maintained for such purposes, to the Holder of the Note on the books and records of the Company

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3. Prepayment. This Note is subject to prepayment, in whole or in part, at the election of the Company at any time, upon not less than 10 days notice. Prepayment shall be effected by paying the amount equal to the outstanding principal amount of the Note and accrued interest at the date of prepayment. On the date fixed for prepayment by the Company, the amount of principal shall be paid in cash or certified funds. Any Note which is prepaid only in part shall be presented for notation thereon by the Company of such partial prepayment. If less than all the Note principal amount and interest is to be prepaid, notice of the proposed prepayment shall be sent to the Holder of the Note and such prepayment shall be made. The note is subject to prepayment, at the election of the Holder, upon the completion of financing by the Company which raises from investors, other than current shareholders, a minimum of fifty thousand dollars ($50,000) in the form of equity or debt financing. Additionally, upon the raising of fifty thousand dollars ($50,000) from outside investors whether in the form of debt or equity investments into the Company, Holder will no longer provide a letter of credit up to twenty five thousand dollars ($25,000) and will not loan any further funds to the Company beyond the funds already loaned as of such date.

4. Satisfaction and Discharge of Note. This Note shall cease to be of further effect (except as to any surviving rights of transfer, or exchange of Notes herein expressly provided for) when:

(a) The Company has paid or caused to be paid all sums payable hereunder by the Company, including all principal and interest amounts under the Note; and

(b) All the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been met.

5. Events of Default. “Events of Default,” when used herein, whatever the reason for such event of default and whether it shall be voluntarily or involuntary or be effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or government body or be caused by the provisions of any paragraph herein means any one of the following events:

(a) Default in the payment of the principal of the Note, when due, whether at maturity, or otherwise; or

(b) Default in the performance or breach of any covenant or warranty of the Company in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 30 days after there has been given to the Company by registered or certified mail, by the Holder, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

(c) The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuation of any such decree or order unstayed and in effect for a period of 30 consecutive days; or

(d) The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or

(e) The consent by the Company to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

6. Acceleration of Maturity. If an event of default occurs and is continuing then, in every such case, the Holder may declare the principal of the Notes to be due and payable immediately, by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable. At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the Holder, the Holder may, by written notice to the Company, rescind and annul such declaration and its consequences, if all events of default, other than the nonpayment of the principal of the Notes which has become due solely by such acceleration, has been cured or waived. No such recession shall affect any subsequent default or impair any right contingent thereon.

7. Suits for Enforcement. If an event of default occurs and is continuing, the Holder may, in its discretion, proceed to protect and enforce their rights by such appropriate judicial proceedings as the Holder shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement under this Note or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

8. Limitation of Suits. Holder shall not have any right to institute any proceedings, judicial, or otherwise, with respect to this Note, or for the appointment of a receiver or trustee, or for any remedy hereunder, unless Holder has previously given written notice to the Company of a continuing event of default as provided above; it being understood and intended that no Holder shall not have any right in any manner whatever by virtue of, or by availing of, any provisions of this Note to effect, disturb or prejudice the right of any other Holders of others Notes, or to obtain or seek to obtain priority or preference over any other Holders or to enforce any right under this Note, except in the manner herein provided and for the equal and ratable benefit of the Holder of this Note.

9. Acts of Holder. Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Note to be given or taken by the Holder hereof may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by Holder in person or by its agent or attorney-in-fact, duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Company in the manner provided for giving notices herein. Such instrument or instruments, and the action embodied therein or evidenced thereby, are herein sometimes referred to as the “act” of the Holder signing such instrument or instruments. Proof of execution of any such instrument or of writing appointing any such agent shall be sufficient for any purpose of this Note if the fact and date of execution by any person of any purpose of the Note if the fact and date of execution by any person of any such instrument or writing is verified by the affidavit of a witness of such execution or by the request, demand, authorization, direction, notice, consent, waiver, or other action by the Holder of this Note shall bind every Note Holder of the same Note and the Holder of every Note issued upon the transfer thereof or in exchanged therefor or in lieu thereof in respect of anything done or suffered to be done by any person in reliance thereon, whether or not notation of such action is made upon such Note.

10. Notices to Holder; Waiver. Where this Note provides for notice to Holder of any event, such notice shall be sufficiently given if in writing and sent by courier providing for delivery within 72 hours or mailed, registered, postage prepaid, to Holder, at its address as it appears in the Note register maintained by the Company, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where the Note provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to the Company at its address set forth above (or at such other address as shall be provided to the Holder in the manner for giving notices set forth herein), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Note provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, whether before or after the event, any such waiver shall be equivalent of such notice.

11. Restrictions. The Holder of this Note, by acceptance hereof, represents and warrants as follows:

(a) The Note is being acquired for the Holder’s own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or any interest therein without registration or other compliance under the Securities Act and applicable state securities laws, and the Holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

(b) The Holder hereof has been advised and understands that the Note has not been registered under the Securities Act and the Note must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Company is under no obligation to register the Note under the Securities Act; in the absence of such registration, sale of the Note may be impracticable; the Company will maintain stop-transfer orders against registration of transfer of the Note. The Company may refuse to transfer the Note unless the Holder thereof provides an opinion of legal counsel reasonably satisfactory to the Company or a “no-action” or interpretive response from the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note are free from any restrictions under the Securities Act, the Company may refuse to transfer the Note to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Note if any set forth herein. The Company may also refuse to transfer the Note if any circumstance is present reasonably indicating that the transferee’s representations are not accurate.

12. Severability. In case any provision in this Note shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the laws of the state of Nevada.

14. Legal Holidays. In any case where any date provided herein shall not be a business day, then (notwithstanding any other provision of this Note) the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

15. Delay or Omission; No Waiver. No delay or omission of the Holder to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or constitute a waiver of any such event or default or any acquiescence therein. Every right or remedy given hereby or by law may be from time to time, and as often as may be deemed expedient.

16. Miscellaneous. This Note is subject to the following additional terms and conditions:

(a) If this Note is placed with any attorney for collection, or if suit be instituted for collection, or if any other remedy provided by law is pursued by the Holder hereof, because of any default in the terms and conditions herein, then in either event, the undersigned agrees to pay reasonable attorneys’ fees, costs, and other expenses incurred by the Holder hereof in so doing.

(b) None of the rights and remedies of the Holder hereof shall be waived or affected by failure or delay to exercise them. All remedies conferred on the Holder of this Note shall be cumulated and none is exclusive. Such remedies may be exercised concurrently or consecutively at the Holder’s option.

(c) This Note is negotiable and transferable, subject to compliance with the provisions of paragraph 11 hereof.

(d) The makers, guarantors, and endorsers hereof severally waive presentment for payment, protest, and notice of protest, and of nonpayment of this Note.

DATED effective as of the 12th day of June, 2007.

THERMAL TENNIS, INC.

By /s/ Robert R. Deller
Robert R. Deller, President

HOLDER

By /s/ Bradley J. Wilhite
Ascendiant Capital Group, LLC

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Ascendiant
Capital Group, LLC

June 17, 2008

Mr. Robert R. Deller, President
Thermal Tennis, Inc.
4950 Golden Springs Dr.
Reno, NV 89509

Re: Extension of Promissory Note and Additional Principal Advance (the “Extension”)

Dear Bob,

In reference to that certain Promissory Note (the “Note”) by and between Thermal Tennis, Inc. (the “Company”) and Ascendiant Capital Group, LLC (the “Holder”) dated June 12, 2007, hereby agree to the following:

1.	The term of the Note shall be extended to March 6, 2009
2.	In connection with this Extension, the Holder shall advance to the Company an additional $5,000 in Principal, increasing to $20,000, the principal loaned by the Holder to the Company as of this date.

This Extension is hereby incorporated into the Note. All other terms and provisions of the Note not modified by this Extension are to remain unchanged and in effect as provided for therein.

In witness whereof, the parties hereto have caused this Extension to be duly acknowledged and incorporated into the Note as evidenced by the signatures below.

HOLDER

/s/Bradley J. Wilhite
_________________________________________
Bradley J. Wilhite, Managing Director
Ascendiant Capital Group LLC

Acknowledged and Agreed:

COMPANY

/s/ Robert R. Deller
________________________________________
Robert R. Deller, President
Thermal Tennis, Inc.

Ascendiant Capital Group, LLC
18881 Von Karman Avenue, Suite 1600, Irvine, California 92612
T 949.2589.4900 F 949.756.1090
www.ascendiant.com

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Ascendiant
Capital Group, LLC
September 6, 2009

Mr. Robert R. Deller, President
Thermal Tennis, Inc.
4950 Golden Springs Dr.
Reno, NV 89509

Re: Extension of Promissory Note (the “Third Extension”)

Dear Bob,

In reference to that certain Promissory Note (the “Note”) by and between Thermal Tennis, Inc. (the “Company”) and Ascendiant Capital Group, LLC (the “Holder”) dated June 12, 2007, the Extension of Promissory Note and Additional Principal Advance (the “Extension”) dated June 17, 2008, and the Extension of Promissory Note dated April 6, 2009 (the “Second Extension”), we hereby agree to the following:

1. The term of the Note shall be extended to February 6, 2010
2. The amount owed to the Holder as of this date includes the principal balance of $20,000 plus accrued interest.

This Third Extension is hereby incorporated into the Note. All other terms and provisions of the Note, the Extension, and the Second Extension not modified by this Third Extension are to remain unchanged and in effect as provided for therein.

In witness whereof, the parties hereto have caused this Third Extension to be duly acknowledged and incorporated into the Note as evidenced by the signatures below.

HOLDER

/s/Bradley J. Wilhite
_________________________________________
Bradley J. Wilhite, Managing Director
Ascendiant Capital Group LLC

Acknowledged and Agreed:

COMPANY

/s/ Robert R. Deller
________________________________________
Robert R. Deller, President
Thermal Tennis, Inc.

Ascendiant Capital Group, LLC
18881 Von Karman Avenue, Suite 1600, Irvine, California 92612
T 949.2589.4900 F 949.756.1090
www.ascendiant.com

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Ascendiant
Capital Group, LLC

February 1, 2010

Mr. Robert R. Deller, President
Thermal Tennis, Inc.
4950 Golden Springs Dr.
Reno, NV 89509

Re: Extension of Promissory Note (the “Fourth Extension”)

Dear Bob,

In reference to that certain Promissory Note (the “Note”) by and between Thermal Tennis, Inc. (the “Company”) and Ascendiant Capital Group, LLC (the “Holder”) dated June 12, 2007, the Extension of Promissory Note and Additional Principal Advance (the “Extension”) dated June 17, 2008, the Extension of Promissory Note dated April 6, 2009 (the “Second Extension”), and the Extension of Promissory Note dated September 6, 2009 (the “Third Extension), we hereby agree to the following:

1. The term of the Note shall be extended to September 1, 2010
2. The amount owed to the Holder as of this date includes the principal balance of $20,000 plus accrued interest.

This Fourth Extension is hereby incorporated into the Note. All other terms and provisions of the Note, the Extension, and the Second Extension, and the Third Extension not modified by this Fourth Extension are to remain unchanged and in effect as provided for therein.

In witness whereof, the parties hereto have caused this Fourth Extension to be duly acknowledged and incorporated into the Note as evidenced by the signatures below.

HOLDER

/s/Bradley J. Wilhite
_________________________________________
Bradley J. Wilhite, Managing Director
Ascendiant Capital Group LLC

Acknowledged and Agreed:

COMPANY

/s/ Robert R. Deller
________________________________________
Robert R. Deller, President
Thermal Tennis, Inc.

Ascendiant Capital Group, LLC
18881 Von Karman Avenue, Suite 1600, Irvine, California 92612
T 949.2589.4900 F 949.756.1090
www.ascendiant.com

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Ascendiant
Capital Group, LLC
September 1, 2010

Mr. Robert R. Deller, President
Thermal Tennis, Inc.
4950 Golden Springs Dr.
Reno, NV 89509

Re: Extension of Promissory Note (the “Fifth Extension”)

Dear Bob,

In reference to that certain Promissory Note (the “Note”) by and between Thermal Tennis, Inc. (the “Company”) and Ascendiant Capital Group, LLC (the “Holder”) dated June 12, 2007, the Extension of Promissory Note and Additional Principal Advance (the “Extension”) dated June 17, 2008, the Extension of Promissory Note dated April 6, 2009 (the “Second Extension”), the Extension of Promissory Note dated September 6, 2009 (the “Third Extension), and the Extension of Promissory Note Dated February 1, 2010 (“Fourth Extension) we hereby agree to the following:

1. The term of the Note shall be extended to June 1, 2011
2. The amount owed to the Holder as of this date includes the principal balance of $20,000 plus accrued interest.

This Fifth Extension is hereby incorporated into the Note. All other terms and provisions of the Note, the Extension, and the Second Extension, the Third Extension, and the Fourth Extension not modified by this Fifth Extension are to remain unchanged and in effect as provided for therein.

In witness whereof, the parties hereto have caused this Fifth Extension to be duly acknowledged and incorporated into the Note as evidenced by the signatures below.

HOLDER

/s/Bradley J. Wilhite
_________________________________________
Bradley J. Wilhite, Managing Director
Ascendiant Capital Group LLC

Acknowledged and Agreed:

COMPANY

/s/ Robert R. Deller
________________________________________
Robert R. Deller, President
Thermal Tennis, Inc.
Ascendiant Capital Group, LLC
18881 Von Karman Avenue, Suite 1600, Irvine, California 92612
T 949.2589.4900 F 949.756.1090
www.ascendiant.com

Ascendiant
Capital Group, LLC
June 1, 2011

Mr. Robert R. Deller, President
Thermal Tennis, Inc.
4950 Golden Springs Dr.
Reno, NV 89509

Re: Extension of Promissory Note (the “Sixth Extension”)

Dear Bob,

In reference to that certain Promissory Note (the “Note”) by and between Thermal Tennis, Inc. (the “Company”) and Ascendiant Capital Group, LLC (the “Holder”) dated June 12, 2007, the Extension of Promissory Note and Additional Principal Advance (the “Extension”) dated June 17, 2008, the Extension of Promissory Note dated April 6, 2009 (the “Second Extension”), the Extension of Promissory Note dated September 6, 2009 (the “Third Extension), the Extension of Promissory Note Dated February 1, 2010 (“Fourth Extension), and the Extension of Promissory Note Dated September 1, 2010 (“Fifth Extension”) we hereby agree to the following:

1. The term of the Note shall be extended to June 1, 2012
2. The amount owed to the Holder as of this date includes the principal balance of $20,000 plus accrued interest.

This Sixth Extension is hereby incorporated into the Note. All other terms and provisions of the Note, the Extension, and the Second Extension, the Third Extension, the Fourth Extension, and the Fifth Extension not modified by this Sixth Extension are to remain unchanged and in effect as provided for therein.

In witness whereof, the parties hereto have caused this Fifth Extension to be duly acknowledged and incorporated into the Note as evidenced by the signatures below.

HOLDER

/s/Bradley J. Wilhite
_________________________________________
Bradley J. Wilhite, Managing Director
Ascendiant Capital Group LLC

Acknowledged and Agreed:

COMPANY

/s/ Robert R. Deller
Robert R. Deller, President
Thermal Tennis, Inc.

Ascendiant Capital Group, LLC
18881 Von Karman Avenue, Suite 1600, Irvine, California 92612
T 949.2589.4900 F 949.756.1090
www.ascendiant.com

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